                                         UAM Funds
                                         Funds for the Informed Investor/sm/

ICM Small Company Portfolio
Institutional Class Prospectus                                      May 18, 1999
--------------------------------------------------------------------------------












                                                        UAM/R/


The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

 Table Of Contents


Portfolio Summary ..........................................................   1

 What is the Objective of the Portfolio?....................................   1
 What are the Principal Investment Strategies of the Portfolio?.............   1
 What are the Principal Risks of the Portfolio?.............................   1
 How Has the Portfolio Performed?...........................................   2
 What are the Fees and Expenses of the Portfolio?...........................   3

Investing with the UAM Funds ...............................................   4

 Buying Shares..............................................................   4
 Redeeming Shares...........................................................   5
 Exchanging Shares..........................................................   5
 Transaction Policies.......................................................   5

Account Policies ...........................................................   9

 Small Accounts.............................................................   9
 Distributions..............................................................   9
 Federal Taxes..............................................................   9

Portfolio Details ..........................................................  11

 Principal Investments And Risks Of The Funds...............................  11
 Other Investment Practices and Strategies..................................  12
 Year 2000..................................................................  13
 Investment Management......................................................  13
 Shareholder Servicing Arrangements.........................................  15

Financial Highlights .......................................................  16

 Portfolio Summary


ICM Small Company Portfolio is currently closed to new investors.

WHAT ARE THE OBJECTIVES OF THE PORTFOLIO?
-------------------------------------------------------------------------------

  The portfolio seeks maximum, long-term total return consistent with rea-sonable risk to principal, by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more im-portantly, in terms of market capitalization. The portfolio cannot guaran-tee it will meet its investment objective. The portfolio may not change its investment objective without shareholder approval.

WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO?
-------------------------------------------------------------------------------

  This section summarizes the principal investment strategies of the portfo-lio. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO."

  The portfolio normally invests at least 80% of its assets in common stocks of smaller, less established companies in terms of revenues and assets and, more importantly, market capitalization. Such companies will have market capitalizations (the total market value of its outstanding shares) that range from $50 million to $700 million.

  Typically, the adviser invests in companies that have an above-average re-turn on equity, are financially strong, and yet are selling at a price to earnings ratio lower than that of most stocks represented in the S&P 500 Index. In addition, the adviser tends to focus on those companies whose earnings momentum is accelerating and/or whose recent earnings have ex-ceeded general expectations.

WHAT ARE THE PRINCIPAL RISKS OF THE PORTFOLIO?
-------------------------------------------------------------------------------

  This section summarizes the principal risks associated with investing in the portfolio. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO."

Risks Common to All Mutual Funds

  As with all mutual funds, at any time your investment in a portfolio may be worth more or less than the price that you originally paid for it. You may lose money by investing in the portfolio because:

  . The value of the securities it owns changes, sometimes rapidly and un-predictably.

  . The portfolio is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

  . Unforeseen occurrences in the securities markets negatively affect the portfolio.

ICM Small Company Portfolio

  The main risks of the portfolio are those associated with investing in eq-uity securities of small companies using a value-oriented approach.

  Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors af-fecting the securities markets generally, an entire industry or a particu-lar company.

  Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have more narrow product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

  Value oriented mutual funds may not perform as well as certain other types of equity mutual funds during periods when value stocks are out of favor.

HOW HAS THE PORTFOLIO PERFORMED?
-------------------------------------------------------------------------------

  The bar chart and table below illustrate how the performance of the port-folio has varied from year to year and provide some indication of the risks of investing in the portfolio. The bar chart shows the investment returns of the portfolio for each full calendar year. The table following the bar chart compares the average annual returns of the portfolio to those of a broad-based securities market index. Past performance does not guarantee future results.

  Calendar Year Returns

                                   [GRAPHIC]

Calendar Year Returns

        1990             -7.38%
        1991             48.67%
        1992             32.28%
        1993             22.00%
        1994              3.41%
        1995             21.27%
        1996             23.01%
        1997             33.01%
        1998             -0.51%



                    Return  Quarter Ended
  ---------------------------------------
   Highest Quarter   30.05%    3/31/91
  ---------------------------------------
   Lowest Quarter   -25.21%    9/30/92

  Average Annual Returns

                                                 Since
   Periods ended 12/31/98       1 Year 5 Years Inception*
  -------------------------------------------------------
   ICM Small Company Portfolio  -0.51% 15.34%    16.80%
  -------------------------------------------------------
   Russell 2000 Index           -2.55% 11.87%    12.03%

  * The fund began operations 4/19/89. Index comparisons begin on 4/30/89.

WHAT ARE THE FEES AND EXPENSES OF THE PORTFOLIO?
-------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (Expenses That Are Deducted From the Assets of a Portfolio)

  This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio.

   For the fiscal year ended 10/31/98
  -------------------------------------------
   Management Fees                      0.70%
  -------------------------------------------
   Other Expenses                       0.19%
  -------------------------------------------
   Total Expenses                       0.89%

Example

  This example can help you to compare the cost of investing in this portfo-lio to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year and that you paid the total expenses stated above throughout the period of your investment. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:

     1 Year                3 Years                           5 Years                           10 Years
  -----------------------------------------------------------------------------------------------------
      $91                   $284                              $493                              $1,096

 Investing with the UAM Funds


BUYING SHARES
--------------------------------------------------------------------------------

                     To open an account           To buy more shares
  ---------------------------------------------------------------------------
  By Mail            Send a check or money        Send a check and, if pos-
                     order and your account       sible, the "Invest by
                     application to the UAM       Mail" stub that accompa-
                     Funds. Make checks pay-      nied your statement to the
                     able to "UAM Funds"          UAM Funds. Be sure your
                     (the UAM Funds will not      check identifies clearly
                     accept third-party           your name, account number
                     checks).                     and the UAM Fund into
                                                  which you want to invest.
  ---------------------------------------------------------------------------
  By Wire            Call 1-877-826-5465 for      Call 1-877-826-5465 to get
                     an account number and        a wire control number and
                     wire control number and      wire your money to the UAM
                     then send your com-          Funds as follows.
                     pleted account applica-
                     tion to the UAM Funds.

                                        Wiring Instructions
                                       United Missouri Bank
                                          ABA # 101000695
                                             UAM Funds
                                      DDA Acct. # 9870964163
                                Ref: portfolio name/account number/
                                 account name/wire control number

  ---------------------------------------------------------------------------
  By Automatic
  Investment
  Plan (Via ACH)
                     Not Available                To set up a plan, mail a
                                                  completed application to
                                                  the UAM Funds. To cancel
                                                  or change a plan, write to
                                                  the UAM Funds. Allow up to
                                                  15 days to create the plan
                                                  and 3 days to cancel or
                                                  change it.

  ---------------------------------------------------------------------------
  Minimum Investments$5,000,000                   $1,000

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)

REDEEMING SHARES
-------------------------------------------------------------------------------
  By Mail Send a letter signed by all registered parties on the ac-count to the UAM Funds specifying:

                   . The UAM Fund.

                   . The account number.

                   . The dollar amount or number of shares you wish to
                     redeem.

                   Certain shareholders may have to include additional docu-ments. Please see the Statement of Additional Information
                   (SAI) if you need more information.

  ---------------------------------------------------------------------------
  By               You must first establish the telephone redemption privi-
  Telephone        lege (and, if desired, the wire redemption privilege) by
                   completing the appropriate sections of the account appli-cation.

                   Call 1-877-826-5465 to redeem your shares. Based on your instructions, the UAM Funds will mail your proceeds to you or wire them to your bank.

  ---------------------------------------------------------------------------
  By               If your account balance is at least $10,000, you may
  Systematic       transfer as little as $100 per month from your UAM account
  Withdrawal       to your financial institution.
  Plan
  (Via ACH)        To participate in this service, you must complete the ap-
                   propriate sections of the account application and mail it to the UAM Funds.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may obtain any UAM Fund prospectus by calling 1-877-826-5465. You may not exchange shares represented by certif-icates over the telephone. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives and accepts your or-der. The portfolio calculates its NAV as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the UAM Funds must accept your order by the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day. The UAM Funds are open for business on the same days as the NYSE, which is closed on week-ends and certain holidays.

  Buying or Selling Shares through a Financial Intermediary

  You may buy, exchange or sell shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV on any given day, your financial intermediary must receive your order by the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the UAM Funds on time.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

Calculating NAV

  The UAM Funds calculate their NAV by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use market prices to value their investments. Investments that do not have readily available market prices are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock ex-change closing prices) unreliable. The UAM Funds value debt securities that will mature in 60 days or less at amortized cost, which approximates market value.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a portfolio with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

Payment of Redemption Proceeds

  The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption pro-ceeds until the check has cleared, which may take up to 15 days from pur-chase date. You may avoid these delays by paying for shares with a certi-fied check, bank check or money order.

Signature Guarantee

  You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that reg-istered on the account, or (2) you request a transfer of your shares.

  You may obtain a signature guarantee from most banks, savings institu-tions, securities dealers, national securities exchanges, registered secu-rities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine; they may be liable for any losses if they fail to do so. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Rights Reserved by the UAM Funds

  Purchases

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares of a portfolio.

  .   Reject any purchase order.

  . Bar an investor engaged in a pattern of excessive trading from buying shares of any portfolio. (Excessive trading can hurt the performance of a portfolio by disrupting its management and by increasing its ex-penses.)

  Redemptions

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the NYSE is restricted.

  .   The SEC tells the UAM Funds to delay redemptions.

  Exchanges

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

  .   Reject any request for an exchange.

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

 Account Policies


SMALL ACCOUNTS
-------------------------------------------------------------------------------

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts.

  . When the value of your account falls below the required minimum be-cause of market fluctuations.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

DISTRIBUTIONS
-------------------------------------------------------------------------------

  Normally, the portfolio distributes its net investment income quarterly. In addition, it distributes its net capital gains once a year. The UAM Funds will automatically reinvest dividends and distributions in addi-tional shares of the portfolio, unless you elect on your account applica-tion to receive them in cash.

FEDERAL TAXES
-------------------------------------------------------------------------------

  The following is a summary of the federal income tax consequences of in-vesting in the UAM Funds. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for spe-cific guidance regarding the tax effect of your investment in the UAM Funds.

Taxes on Distributions

  The distributions of the portfolio will generally be taxable to sharehold-ers as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the portfolio held the relevant as-
  sets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year the UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided. Call 1-877-826-5465 to find out when the portfolio ex-pects to make a distribution to shareholders.

Taxes on Redemptions

  When you redeem shares in any UAM Fund, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you should keep your account state-ments for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

  The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable in the future.

Backup Withholding

  By law, the UAM Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

 Portfolio Details


PRINCIPAL INVESTMENTS AND RISKS OF THE PORTFOLIO
-------------------------------------------------------------------------------

  This section briefly describes the principal investment strategies the portfolio may employ in seeking its objectives. For more information con-cerning these investment practices and their associated risks, please read the "PORTFOLIO SUMMARY" and the statement of additional information (SAI). You can find information on the portfolio's recent strategies and holdings in its annual/semi-annual report. As long as it is consistent with its ob-jective, the portfolio may change these strategies without shareholder ap-proval.

  The portfolio normally invests at least 80% of its assets in common stocks of smaller, less established companies in terms of revenues and assets and, more importantly, market capitalization. Such companies will have market capitalizations (the total market value of its outstanding shares) that range from $50 million to $700 million. The portfolio may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the National Associa-tion of Securities Dealers, Inc.

Investment Process

  Typically, the adviser invests in companies that have an above-average re-turn on equity, are financially strong, and yet are selling at a price to earnings ratio lower than that of most stocks represented in the S&P 500 Index. The adviser believes stocks with such characteristics are likely to provide superior rates of return to investors when compared to stocks with higher price to earnings ratios over extended periods of time and through a variety of economic and market cycles. Using screening parameters such as price to earnings ratios, relative return on equity, and other finan-cial ratios, the adviser screens the universe of potential investments of each portfolio to identify potentially undervalued securities. The adviser further narrows the list of potential investments through traditional fun-damental security analysis, which may include interviews with company man-agement and a review of the assessments and opinions of outside analysts and consultants.

  Securities are sold when the adviser believes the shares have become rela-tively overvalued or it finds more attractive alternatives. In addition, the adviser tends to focus on those companies whose rates of earnings mo-mentum is accelerating and/or whose recent earnings have exceeded general expectations.

Equity Securities

  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bank-ruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

  Equity securities may lose value because of factors affecting the securi-ties markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. These circumstances may lead to long periods of poor perfor-mance, such as during a "bear market." Equity securities may also lose value because of factors affecting an entire industry, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

  Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of a company is wrong, or if the market does not rec-ognize the value of the company, the price of its stock may fail to meet expectations and the portfolio's share price may suffer. A value-oriented portfolio may not perform as well as certain other types of mutual funds during periods when value stocks are out of favor.

OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  As described below, the portfolio may invest in foreign securities and may deviate from its investment strategies from time to time. In addition, it may employ investment practices that are not described in this prospectus, such as derivatives, repurchase agreements, when-issued and forward com-mitment transactions, lending of securities, borrowing and other tech-niques. For more information concerning the risks associated with these investment practices, you should read the SAI.

American Depositary Receipts (ADRs)

  The portfolio may invest up to 20% of its assets in American Depositary Receipts (ADRs) ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depository banks and generally trade on an established market in the United States or elsewhere. Although they are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

  Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a portfolio to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and diffi-culties obtaining information about foreign companies can negatively af-fect investment decisions.

  In January 1999, certain European nations began to use the new European common currency, called the Euro. The nations that use the Euro will have the same monetary policy regardless of their domestic economy, which could have adverse effects on those economies. In addition, the method by which the conversion to the Euro is implemented could negatively affect the in-vestments of a portfolio.

Short-Term Investing

  At times, the adviser may decide to suspend temporarily the normal invest-ment activities of the portfolio by investing up to 100% of its assets in a variety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a de-fensive position to reduce changes in the value of the shares of the port-folio that may result from adverse market, economic, political or other developments. The portfolio may also invest in these types of securities to earn a return on its cash reserves.

  When the adviser pursues a temporary defensive strategy, the portfolio may not profit from favorable developments that it would have otherwise prof-ited from if it were pursuing its normal strategies. Likewise, these strategies may prevent the portfolio from achieving its stated objectives.

YEAR 2000
-------------------------------------------------------------------------------
  Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Conse-quently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in gen-eral. The year 2000 issue affects all companies and organizations, includ-ing those that provide services to the UAM Funds and those in which the UAM Funds invest.

  The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any portfolio-related year 2000-related computer problems. They are ac-tively working on necessary changes to their own computer systems to pre-pare for the year 2000 and expect that their systems will be adapted be-fore that date. They are also requesting information on each service prov-ider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or operations cannot be predicted. Any negative consequences could ad-versely affect your investment in the UAM Funds.

INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Investment Counselors of Maryland, Inc., a Maryland corporation located at 803 Cathedral Street, Baltimore, Maryland 21201, is the investment adviser to the portfolio. The adviser manages and supervises the investment of the portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, pension and profit sharing plans, trusts, es-tates and other institutions and individuals since 1972.

  During the fiscal year ended October 31, 1998, the portfolio paid the ad-viser 0.65% of its average net assets in management fees.

Portfolio Managers

  Robert D. McDorman, Jr. is currently responsible for the day-to-day man-agement of the portfolio. Mr. McDorman is a Principal and Chief Investment Officer of the adviser, which he joined in June 1985. His primary respon-sibilities are the management of ICM Small Company Portfolio and related separate accounts and equity security analysis. Before joining the advis-er, Mr. McDorman managed the Financial Industrial Income Fund. Mr. McDor-man earned his B.A. degree at Trinity College and his law degree at the University of Baltimore. He is a Chartered Financial Analyst. Mr. McDorman has managed the portfolio since its inception.

  Listed below are additional members of the adviser's team of professionals and a description of their business experience during the past five years.

   Name and Title            Experience
  ------------------------------------------------------------------
   Stephen T. Scott          Mr. Scott specializes in the management
   Principal and President   of pension assets, private foundations
                             and endowments. He joined the adviser
                             in 1973 after having served as
                             portfolio manager at Chase Manhattan
                             Bank and Mercantile-Safe Deposit and
                             Trust Company. He is a graduate of
                             Randolph-Macon College and received an
                             M.B.A. from Columbia University
                             Graduate School of Business.
  ------------------------------------------------------------------
   Paul L. Borssuck          Mr. Borssuck joined the adviser in 1985
   Principal                 and heads the firm's Individual Capital
                             Management Division. Prior to joining
                             the adviser, Mr. Borssuck served as
                             Chairman of the Investment Policy
                             Committee at Mercantile-Safe Deposit
                             and Trust Company where he managed
                             portfolios for high net worth clients.
                             Prior to that, he headed the
                             institutional funds management section
                             at American Security and Trust Company
                             in Washington, D.C. Mr. Borssuck earned
                             his B.S. degree and M.B.A. from Lehigh
                             University. He is a Chartered Financial
                             Analyst.
  ------------------------------------------------------------------
   Andrew L. Gilchrist       Mr. Gilchrist joined the adviser in
   Executive Vice President  1996 as Director of Investment
                             Technology. Prior to the adviser, Mr.
                             Gilchrist served as Director of
                             Investment Technology at Mercantile-
                             Safe Deposit and Trust Company for 18
                             years. Before that, he was with Merrill
                             Lynch. Mr. Gilchrist graduated with
                             honors in Economics from the University
                             of Maryland and earned a Masters from
                             The Johns Hopkins University. He is a
                             member of the Society of Quantitative
                             Analysts.
  ------------------------------------------------------------------
   Julie L. Hale             Ms. Hale joined the adviser in 1998
   Senior Vice President     with seventeen years of investment
                             experience. Prior to joining the
                             adviser, she was a Senior Vice
                             President and mutual fund manager for
                             NationsBank Corporation from 1991 to
                             1998. She has a B.S. degree from Mt.
                             St. Mary's College and an M.B.A. from
                             Kent State University. Ms. Hale is a
                             Chartered Financial Analyst and a
                             member of the National Association of
                             Petroleum Investment Analysts (NAPIA).

   Name and Title         Experience
  ---------------------------------------------------------------
   Simeon F. Wooten, III  Mr. Wooten joined the adviser in 1998
   Senior Vice President  as a research analyst and as a member of the management team of the ICM Small
                          Company Portfolio. Prior to joining the
                          adviser, he served as Vice
                          President/Research at Adams Express
                          Company, which he joined in 1980. He is
                          a graduate of the Wharton School of the
                          University of Pennsylvania. Mr. Wooten
                          is a Chartered Financial Analyst and
                          Certified Public Accountant.
  ---------------------------------------------------------------
   William V. Heaphy      Mr. Heaphy joined the adviser in 1994
   Vice President         as a security analyst in the equity
                          research department. Prior to joining
                          the adviser, Mr. Heaphy was an
                          associate in the Baltimore law firm of
                          Ober, Kaler, Grimes and Shriver, and
                          before that, a staff auditor with Price
                          Waterhouse. Mr. Heaphy earned his law
                          degree from the University of Maryland
                          School of Law and his B.S. from Lehigh
                          University. He is a Certified Public
                          Accountant and Chartered Financial
                          Analyst.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

Shareholder Servicing

  Certain financial intermediaries (service agents) may charge their clients account fees for buying or redeeming shares of the UAM Funds. These fees may include transaction fees and/or service fees paid by the UAM Funds from their assets attributable to the service agent. The UAM Funds do not pay these fees on shares purchased directly from UAM Fund Distributors. The service agents may provide shareholder services to their clients that are not available to a shareholder dealing directly with the UAM Funds. Each service agent is responsible for transmitting to its clients a sched-ule of any such fees and information regarding any additional or different purchase or redemption conditions. You should consult your service agent for information regarding these fees and conditions.

  The adviser may pay its affiliated companies for referring investors to the portfolio. The adviser and its affiliates may, at their own expense, pay qualified service providers for marketing, shareholder servicing, rec-ord-keeping and/or other services performed with respect to the portfolio.

  UAM Fund Distributors, the adviser and certain of their other affiliates also participate, as of the date of this prospectus, in an arrangement with Salomon Smith Barney under which Salomon Smith Barney provides cer-tain defined contribution plan marketing and shareholder services and re-ceives 0.15% of the portion of the daily net asset value of Institutional Class Shares held by Salomon Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The UAM Funds also compensate Salomon Smith Barney for services it provides to certain de-fined contribution plan shareholders that are not otherwise provided by the UAM Funds' administrator.

  The UAM Funds also offer Institutional Service Class shares, which pay marketing or shareholder servicing fees, and Adviser Class shares, which impose a sales load and fees for marketing and shareholder servicing, for certain of its portfolios. Not all of the UAM Funds offer all of these classes.

 Financial Highlights


  The financial highlights table is intended to help you understand the fi-nancial performance of the portfolio for the past five years. The finan-cial highlights table comes from the financial statements of the portfolio and reflects the financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the financial statements of the portfolio. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the portfolios, which is available upon request.

   Fiscal Year Ended October 31,     1998        1997       1996       1995       1994
  ----------------------------------------------------------------------------------------
   Net Asset Value
    Beginning of Period               $27.82      $20.71     $19.04     $17.05     $18.75
  ----------------------------------------------------------------------------------------
   Income from Investment
    Operations
   Net Investment Income                0.28        0.23       0.24       0.16       0.09
   Net Gains or losses on
    Securities (Realized
    and Unrealized)                    (1.58)       8.27       2.59       2.70       0.64
  ----------------------------------------------------------------------------------------
    Total From Investment
     Operations                        (1.30)       8.50       2.83       2.86       0.73
  ----------------------------------------------------------------------------------------
   Less Distributions
   Dividends (From Net
    Investment Income)                 (0.24)      (0.20)     (0.24)     (0.14)     (0.09)
   Distributions (From
    Capital Gains)                     (1.93)      (1.19)     (0.92)     (0.73)     (2.34)
  ----------------------------------------------------------------------------------------
    Total Distributions                (2.17)      (1.39)     (1.16)     (0.87)     (2.43)
  ----------------------------------------------------------------------------------------
   Net Asset Value, End of
    Period                            $24.35      $27.82     $20.71     $19.04     $17.05
  ----------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------
   Total Return                        (5.04)%     43.28%     15.62%     17.73%      4.59%
  ----------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net Assets, End of
    Period (Thousands)              $618,590    $518,377   $320,982   $250,798   $115,761
   Ratio of Expenses to
    Average Net Assets                  0.89%       0.89%      0.88%      0.87%      0.93%
   Ratio of Net Investment
    Income to Average Net
    Assets                              1.12%       0.97%      1.20%      1.02%      0.58%
   Portfolio Turnover Rate                22%         23%        23%        20%        21%

 Portfolio Codes


  The reference information below will be helpful to you when you contact the UAM Funds to purchase or exchange shares of a UAM Fund, check daily NAVs or get additional information.

     Trading Symbol                CUSIP Number                             Portfolio Number
  ------------------------------------------------------------------------------------------
         ICSCX                       90255762                                     895

ICM Small Company Portfolio

  For investors who want more information about the portfolio, the following documents are available upon request.

Annual Reports

  The annual report of the portfolio provides additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly af-fected the performance of the portfolio during the last fiscal year.

Statement of Additional Information

  The SAI contains additional detailed information about the portfolio and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of these materials, request other infor-mation about the portfolio and make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  For a fee, you can get the reports of the portfolio and SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-800-SEC-0330. You can get copies of this information for free on the SEC's Internet site at http://www.sec.gov.

  The funds' Investment Company Act of 1940 file number is 811-5683.

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